Exhibit 99.1

1 Education Realty Trust - Investor Presentation September 2008

Forward Looking Statements All Financial Information is as of June 30, 2008, unless otherwise noted. This presentation may contain forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this presentation are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result," and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors including risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. While we believe these forward- looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this presentation and we undertake no obligation to publicly update or revise any forward- looking statement, whether as a result of new information, future events or otherwise.

Market leader in student housing 40 wholly-owned properties: 7,598 units / 24,985 beds Average age: 9 years Average distance from campus: 1.7 miles 1,300 employees 4 joint ventures (1): 655 units / 2,195 beds 25 managed properties: 4,442 units / 14,143 beds Focused on high margin wholly-owned development First on-campus equity project (432 beds) at Syracuse University to open in the Fall of 2009 Saluki Point Phase I (528 beds) 100% pre-leased for the Fall of 2008 Saluki Point Phase II (240 beds) is pending for the Fall of 2009 Profitable third-party fee businesses Proven third-party development business Awarded over $1.3 billion of new on-campus development work since 2000 Over $364 million in development costs currently under contract Stable third-party management business Multi-year contracts (typically from 5-10 years) Help develop strategic relationships with schools 8 new contracts signed in 2007 1 new contract signed in 2008 All joint venture properties are also managed by the Company The Lofts, University of Central Florida University Towers, NC State Univ. The Reserve at Columbia, University of Missouri The Commons at Knoxville, University of Tennessee The Reserve at Star Pass, Univ. of Arizona NorthPointe, University of Arizona Company Overview Education Realty Trust, Inc. (NYSE: EDR)

Company History EDR Historical Milestones 1950's 1960's 1970's 1980's 1990's 2000's Allen Brothers Construction company founded in Memphis, TN A&O is the first firm to develop, own, and operate student residence halls A&O introduces the first "full service" student housing apartments off campus A&O reaches 10,000 student housing beds managed A&O reaches 16,000 student housing beds managed A&O introduces the "inflation indexed lease" to protect itself and partners from operating costs run- ups A&O manages its first 3 distressed student housing projects as turnarounds for Freddie Mac under the RTC A&O launches the first unlimited and continuous student dining room at a fixed price A&O sells most of its existing portfolio to focus on a new generation of on and near campus student housing A&O opens its first 2 bond financed on- campus properties EDR launches its IPO on the NYSE; A&O purchases 14 properties bringing the portfolio total to 38 EDR focuses its efforts on ground-up student housing development projects and 3rd party contracts

Investment Highlights Experienced Management Team with Unique Skill Set and Strong Relationships Market Leadership with Scale in the Student Housing Business High Quality, Amenity Rich Assets with Geographic and University Diversification In-House Development and Management Expertise Drives Growth Opportunities Niche Real Estate Sector Supported by Demographic Trends - Less Influenced by Macro Economic Environment Excludes ownership in 4 joint venture properties Compartmentalized real estate market with substantial future growth opportunities Strong demographic and enrollment trends Outsized growth expected in many of the markets where EDR has a strong presence High quality, modern, amenity rich assets within close proximity to campus Geographically diverse purpose built assets located in 21 states; serving 55 universities Serving universities with an average enrollment of more than 24,000 students Strong management platform helps create long-term relationships with universities Compelling development opportunities both on and off campus Since 2000, Company has been awarded over $1 billion of new on-campus development projects 40 wholly-owned properties, totaling 7,598 units and 24,991 beds (1) Second largest owner of student housing properties in the U.S. Since IPO, Company has added 24 owned and 10 managed properties Proven success growing the business over several decades and through multiple business cycles Unparalleled experience in the management intensive student housing sector

Investment Highlights Randall H. Brown Executive Vice President, CFO & Treasurer 9 9 Craig L. Cardwell President - Allen & O'Hara Education Services 37 37 Paul O. Bower Chairman, President & CEO 41 39 Years of Industry Experience Years affiliated with Company Thomas Trubiana Senior Vice President & CIO 30 20 Thomas J. Hickey Senior Vice President - Operations 36 36 EDR's senior management team extensive experience and knowledge with nearly 200 years of combined experience in the student housing sector Experienced Management Team with Unique Skill Set and Strong Relationships 35 35 William W. Harris President - Allen & O'Hara Development Company

Purpose built modern, high-rise, mid-rise and garden-style apartment complexes (Average age of 9 years) Close proximity to campus (Average of 1.7 miles) Fully furnished units Individual bedrooms and private baths State-of-the-art technology packages Resort-style amenities - swimming pools, fitness and social centers, computer centers, game rooms, washers and dryers Investment Highlights College Station, Purdue University The Point at Western, Western Michigan University University Village, UNC Greensboro University Village Towers, University of California Riverside The Reserve at Frankford, Texas Tech University The Reserve at Saluki Pointe, Southern Illinois Univ. University Village, University of North Carolina, Greensboro High Quality, Amenity Rich Assets with Geographic and University Diversification

Investment Highlights Management Expertise Development Expertise Management for universities and third party owners EDR offers third party owners many advantages - cost savings through economies of scale; existing systems and technology; policies & procedures; marketing and leasing, and dedicated resources including legal, property due diligence, HR, marketing, accounting & tax and information technology Recognized as an industry leader Allows EDR to develop and maintain long-term relationships with institutions Proven experience, with 29 third party contracts in place(1) Ground up development of purpose built student housing assets for Universities, third-party owners and for EDR's own account In-house development and entitlement, with a dedicated staff focused on identifying new opportunities Pipeline of both on and off-campus opportunities and strategic partnerships that fosters increased deal flow Extensive history and experience - EDR has developed 76 housing communities serving 54 universities Includes joint venture properties which are also managed by the Company In-House Development and Management Expertise Drives Growth Opportunities Capability EDR Advantages & Execution

Investment Highlights EDR's 1st on-campus ownership project - $28.5 million, 432-bed purpose built student apartments at Syracuse University in Syracuse, New York Construction began August 2008 for a planned Fall 2009 opening Proforma avg. monthly RevPAB - $700 per bed 1st year proforma occupancy of 90%; 95% thereafter 47.5 year ground lease 1st year yield forecast between 7.25% - 7.50% Unleveraged IRR estimated to exceed 9.75% Syracuse University student enrollment - 19,084 University Village, Syracuse University Northwest View Rendering University Village, Syracuse University Southwest View Rendering Recent On-Campus Equity Development - University Village at Syracuse University

Investment Highlights

Recent Off-Campus Owned Development – The Reserve at Saluki Pointe

- *$21.9 million, 528-bed purpose built student apartments at Southern Illinois University in Carbondale, Illinois*
- *Opened August 15th, 2008 at 100% occupancy with 50-applicant wait list*
- *Actual avg. monthly rental rate - $450 per bed,*
  - *13% higher than Q2 same community portfolio rate*
- *Actual avg. service/application fee - $220 per resident,*
  - *a 19% increase over 1st year proforma rates*
- *1st year yield forecast of approx.* ***8.0%***
- *Unleveraged 10-year IRR estimated of approx.* ***10.5%***
- *Anticipate 96 unit, 240-bed Phase II construction to start during early Q4 2008. With the existing infrastructure in place, estimated construction is 10 month.*



The Reserve at Saluki Pointe



Front Entrance



Pool

10

Second Quarter 2008 Investor Presentation

Investment Highlights <0 0 to 10,000 10,000 to 75,000 75,000 and above (increase in # of students) Pending Development Deals EDR Headquarters Owned Properties Managed Properties 3rd Party Developments College Enrollment Growth 1995 - 2015 EDR is expanding it portfolio in key student housing markets. Strongest enrollment growth is expected in the Sunbelt, Pacific and Northeast regions, with a significant number of EDR's properties located in these key areas Market Leadership with Scale in the Student Housing Business

Investment Highlights Source: Rosen Consulting LLC, U.S. Census Bureau $186 billion overall market value of asset class Off-campus housing represents 70% of the total beds 96% of EDR's total beds are located in states with increasing college enrollment levels Highly fragmented, served primarily by small local property owners / operators Positive demographic trends - significant portion of echo boomers to reach college age by 2016 Increasing enrollment trends - anticipated approx. 14% increase in enrollment by 2016 (1.4% annually) Limited competition from on-campus market - decreasing state appropriations limit ability for colleges and universities to update aging housing stock Increasing trend of providing private on-campus housing for universities (Syracuse development) University Towers, North Carolina State Univ. Reserve at Clemson, Clemson Univ. Reserve at Star Pass, University of Arizona Blazer Hall, University of Alabama Birmingham Niche Real Estate Sector Supported by Demographic Trends - Less Influenced by Macro Economic Environment

Annual Highlights Source: Company 10K and Supplementals. (1) Funds from operations per share/unit was computed using weighted average shares and units outstanding regardless of their dilutive impact. Financial Overview

Quarterly Highlights Source: Company 10K and Supplementals. (1) Funds from operations per share/unit was computed using weighted average shares and units outstanding for each respective quarter, regardless of their dilutive impact. Financial Overview

Capital Structure as of June 30, 2008 Financial Overview Source: Company Second Quarter 2008 10Q and Supplemental. (1) Excludes profits interest units. (2) Excludes EDR's portion of unconsolidated debt, and excludes unamortized debt premium of $1.4MM.. (3) Company's $100MM revolver matures March 31, 2009. The Company may extend the maturity date for one year subject to certain conditions. (4) Weighted average maturities as of June 30, 2008. (5) Calculated in accordance with the terms of our existing credit facility, on a trailing 12 month basis.

Fall 2008 Leasing Activity Report - Same Community Financial Overview * Three properties in markets with temporary imbalances of supply or demand: 636-beds in Oxford, MS; 1,116-beds in Gainesville, FL; 876-beds in Kalamazoo, MI.

Niche Real Estate Sector Supported by Demographic Trends - Less Influenced by Macro Economic Environment High Quality, Amenity Rich Assets with Geographic and University Diversification In-House Development and Management Expertise Drives Growth Opportunities Market Leadership with Scale in The Student Housing Business Experienced Management Team with Unique Skill Set and Strong Relationships Conclusion Investment Highlights The Reserve at Athens, University of Georgia Pointe West, University of South Carolina The Gables, Western Kentucky University College Grove, Middle Tenn. State Univ.

2nd Quarter 2008 Supplement Analyst Package Appendix

EDUCATION REALTY TRUST, INC.
SECOND QUARTER 2008
SUPPLEMENTAL ANALYST PACKAGE
TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations — Three Months Ended June 30	3

Condensed Consolidated Statements of Operations — Six Months Ended June 30	4

Consolidated Statements of Funds from Operations	5

Community Operating Results — Three Months Ended June 30	6

Community Operating Results — Six Months Ended June 30	7

Consolidated Community Statistics — Owned and Operated — Three Months Ended June 30	8

Consolidated Community Statistics — Owned and Operated — Six Months Ended June 30	9

Same Apartment Community Statistics — Three Months Ended June 30	10

Same Apartment Community Statistics — Six Months Ended June 30	11

University Towers Residence Hall Statistics — Three Months Ended June 30	12

University Towers Residence Hall Statistics — Six Months Ended June 30	13

Place Portfolio Community Statistics — Three Months Ended June 30	14

Place Portfolio Community Statistics — Six Months Ended June 30	15

Third-Party Development Project Summary	16

Capital Structure	17

Community Listing — Owned and Operated	18

Definitions	19

EDUCATION REALTY TRUST, INC.
FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended June 30,				Six months ended June 30,
	2008	2007	$ Chg	% Chg	2008	2007	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)
Total revenues	$36,920	$28,959	$7,961	27.5%	$71,254	$59,026	$12,228	20.7%
Operating income	9,621	5,335	4,286	80.3%	17,088	12,093	4,995	41.3%
Income (loss) from continuing operations	3,318	(1,810)	5,128	NM	4,207	(2,709)	6,916	NM
Net income (loss)	3,318	194	3,124	NM	4,207	(297)	4,504	NM

Net income (loss) per share — basic	$0.12	$0.01			$0.15	$(0.01)

Net income (loss) per share — diluted	$0.11	$0.01			$0.14	$(0.01)

Weighted-average common shares outstanding — basic	28,450,730	28,012,275			28,444,497	27,592,873

Weighted-average common shares outstanding — diluted	29,571,724	28,012,275			29,589,932	27,592,873

FFO	$10,609	$6,655	3,954	59.4%	$19,683	$14,865	4,818	32.4%
FFO per weighted average share/unit (3)	$0.36	$0.23		56.5%	$0.66	$0.51		29.4%

Weighted average shares/units (3)	29,847,557	29,465,325			29,866,636	29,046,143

Capitalization Data as of: June 30, 2008
Total debt (1)	$458,914
Market equity (2)	345,259

Total enterprise value	$804,173

Debt to total enterprise value	57.1%

Notes:

(1)	Excludes debt premium of $1.4 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $11.65 at June 30, 2008. Excludes 275,000 Profits interest units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	June 30, 2008	December 31, 2007
	(Unaudited)
Assets
Student housing properties, net (1)	$718,108	$732,979
Assets under development	17,084	5,675
Corporate office furniture and equipment, net	1,583	1,693
Cash and cash equivalents	27,322	4,034
Restricted cash	8,977	8,188
Student contracts receivable, net	701	329
Receivable from affiliates	30	18
Receivable from third party management contracts	683	606
Goodwill and other intangibles, net	3,518	3,531
Other assets	10,618	10,407

Total assets	$788,624	$767,460

Liabilities and stockholders’ equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$425,623	$420,940
Revolving line of credit	34,700	11,500
Accounts payable and accrued expenses	12,368	11,092
Accounts payable affiliate	120	60
Deferred revenue	8,247	7,928

Total liabilities	481,058	451,520

Minority interest	16,808	18,121

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,457,849 and 28,431,855 shares issued and outstanding June 30, 2008 and December 31, 2007, respectively	285	284
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	319,700	330,969
Accumulated deficit	(29,227)	(33,434)

Total stockholders’ equity	290,758	297,819

Total liabilities and stockholders’ equity	$788,624	$767,460

(1)	Amount is net of accumulated depreciation of $100,218 and $86,209 as of June 30, 2008 and December 31, 2007, respectively.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED JUNE 30,
(Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$26,805	$21,031	5,774	27.5%
Student housing food service revenue	541	522	19	3.6%
Other leasing revenue	5,000	3,434	1,566	45.6%
Third-party development services	1,221	1,024	197	19.2%
Third-party management services	832	721	111	15.4%
Operating expense reimbursements	2,521	2,227	294	13.2%

Total revenues	36,920	28,959	7,961	27.5%

Operating expenses:
Student housing leasing operations	13,146	9,402	3,744	39.8%
Student housing food service operations	495	511	(16)	-3.1%
General and administrative	3,913	3,560	353	9.9%
Depreciation and amortization	7,224	7,924	(700)	-8.8%
Reimbursable operating expenses	2,521	2,227	294	13.2%

Total operating expenses	27,299	23,624	3,675	15.6%

Operating income	9,621	5,335	4,286	80.3%

Nonoperating expenses:
Interest expense	6,049	6,999	(950)	-13.6%
Amortization of deferred financing costs	244	268	(24)	-9.0%
Loss on early repayment of debt	—	174	(174)	-100.0%
Interest income	(72)	(167)	(95)	-56.9%

Total nonoperating expenses	6,221	7,274	(1,053)	-14.5%

Income (loss) before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	3,400	(1,939)	5,339	NM

Equity in earnings of unconsolidated entities	(26)	(41)	15	36.6%

Income (loss) before income taxes, minority interest and discontinued operations	3,374	(1,980)	5,354	NM
Income tax benefit	(18)	(47)	29	61.7%

Net income (loss) before minority interest and discontinued operations	3,392	(1,933)	5,325	NM

Minority interest	74	(123)	197	NM

Income (loss) from continuing operations	3,318	(1,810)	5,128	NM

Discontinued operations:
Income from operations, net of minority interest	—	425	(425)	-100.0%
Gain on sale of student housing property, net of minority interest	—	1,579	(1,579)	-100.0%

Income from discontinued operations	—	2,004	(2,004)	-100.0%

Net income	$3,318	$194	$3,124	NM

Earnings per share information:
Income (loss) per share — basic
Continuing operations	0.12	(0.06)	$0.18
Discontinued operations	—	0.07	$(0.07)

Net income per share	$0.12	$0.01	$0.11

Income (loss) per share — diluted
Continuing operations	0.11	(0.06)	$0.17
Discontinued operations	—	0.07	$(0.07)

Net income per share	$0.11	$0.01	$0.10

Weighted-average common shares outstanding — basic	28,450,730	28,012,275

Weighted-average common shares outstanding — diluted	29,571,724	28,012,275

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — SIX MONTHS ENDED JUNE 30,
(Amounts in thousands, except share and per share data, unaudited)

	2008	2007	$ Change	% Change
Revenues:
Student housing leasing revenue	$53,158	$43,003	10,155	23.6%
Student housing food service revenue	1,196	1,102	94	8.5%
Other leasing revenue	6,945	6,868	77	1.1%
Third-party development services	3,008	2,067	941	45.5%
Third-party management services	1,807	1,603	204	12.7%
Operating expense reimbursements	5,140	4,383	757	17.3%
				[a] [a] [a] [a] [a] [a] [a] [a] [a] [a] [a] [a] [a]
Total revenues	71,254	59,026	12,228	20.7%

Operating expenses:
Student housing leasing operations	25,231	18,424	6,807	36.9%
Student housing food service operations	1,128	1,072	56	5.2%
General and administrative	7,850	7,050	800	11.3%
Depreciation and amortization	14,817	16,004	(1,187)	-7.4%
Reimbursable operating expenses	5,140	4,383	757	17.3%

Total operating expenses	54,166	46,933	7,233	15.4%

Operating income	17,088	12,093	4,995	41.3%

Nonoperating expenses:
Interest expense	12,213	14,386	(2,173)	-15.1%
Amortization of deferred financing costs	487	548	(61)	-11.1%
Loss on early repayment of debt	—	174	(174)	-100.0%
Interest income	(190)	(251)	(61)	-24.3%

Total nonoperating expenses	12,510	14,857	(2,347)	-15.8%

Income (loss) before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	4,578	(2,764)	7,342	NM

Equity in earnings of unconsolidated entities	(27)	2	(29)	NM

Income (loss) before income taxes, minority interest and discontinued operations	4,551	(2,762)	7,313	NM
Income tax expense (benefit)	173	(49)	222	NM

Net income (loss) before minority interest and discontinued operations	4,378	(2,713)	7,091	NM

Minority interest	171	(4)	175	NM

Income (loss) from continuing operations	4,207	(2,709)	6,916	NM

Discontinued operations:
Income from operations, net of minority interest	—	833	(833)	-100.0%
Gain on sale of student housing property, net of minority interest	—	1,579	(1,579)	-100.0%

Income from discontinued operations	—	2,412	(2,412)	-100.0%

Net income (loss)	$4,207	$(297)	$4,504	NM

Earnings per share information:
Income (loss) per share — basic
Continuing operations	0.15	(0.10)	$0.25
Discontinued operations	—	0.09	$(0.09)

Net income (loss) per share	$0.15	$(0.01)	$0.16

Income (loss) per share — diluted
Continuing operations	0.14	(0.10)	$0.24
Discontinued operations	—	0.09	$(0.09)

Net income (loss) per share	$0.14	$(0.01)	$0.15

Weighted-average common shares outstanding — basic	28,444,497	27,592,873

Weighted-average common shares outstanding — diluted	29,589,932	27,592,873

NOTE:

The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Net income (loss)	$3,318	$194	$4,207	$(297)
Gain on sale of student housing property, net of minority interest	—	(1,579)	—	(1,579)
Loss on sale of student housing assets (2)	—	—	512	—
Real estate related depreciation and amortization	7,094	7,811	14,545	15,809
Equity portion of real estate depreciation and amortization on equity investees	123	92	248	190
Depreciation and amortization of discontinued operations	—	242	—	711
Minority interest	74	(105)	171	31

Funds from operations (“FFO”)	$10,609	$6,655	$19,683	$14,865

FFO per weighted average share/unit (1)	$0.36	$0.23	$0.66	$0.51

Weighted average shares/units (1)	29,847,557	29,465,325	29,866,636	29,046,143

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change
Revenues
Same apartment community	$20,661	$20,156	$505	2.5%
University Towers — residence hall	714	875	(161)	-18.4%
New coummunity	3	—	3	N/A
Place Portfolio	5,427	—	5,427	N/A

Total community revenue	26,805	21,031	5,774	27.5%

Operating expenses (1)
Same apartment community	$9,695	$8,955	$740	8.3%
University Towers — residence hall	458	447	11	2.5%
New community (2)	71	—	71	N/A
Place Portfolio	2,922	—	2,922	N/A

Total community operating expenses	13,146	9,402	3,744	39.8%

Net operating income
Same apartment community	$10,966	$11,201	$(235)	-2.1%
University Towers — residence hall	256	428	(172)	-40.2%
New community	(68)	—	(68)	N/A
Place Portfolio	2,505	—	2,505	N/A

Total community net operating income	$13,659	$11,629	$2,030	17.5%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

(2)	Represents preopening expenses related to the project in Carbondale scheduled to open August 2008.

NOTE:

Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
COMMUNITY OPERATING RESULTS — SIX MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

	2008	2007	$ Change	% Change
Revenues
Same apartment community	$41,533	$40,390	$1,143	2.8%
University Towers — residence hall	2,481	2,613	(132)	-5.1%
New community	3	—	3	N/A
Place Portfolio	9,141	—	9,141	N/A

Total community revenue	53,158	43,003	10,155	23.6%

Operating expenses (1)
Same apartment community	$18,885	$17,452	$1,433	8.2%
University Towers — residence hall	1,437	972	465	47.8%
New community (2)	122	—	122	N/A
Place Portfolio	4,787	—	4,787	N/A

Total community operating expenses	25,231	18,424	6,807	36.9%

Net operating income
Same apartment community	$22,648	$22,938	$(290)	-1.3%
University Towers — residence hall	1,044	1,641	(597)	-36.4%
New community	(119)	—	(119)	N/A
Place Portfolio	4,354	—	4,354	N/A

Total community net operating income	$27,927	$24,579	$3,348	13.6%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

(2)	Represents preopening expenses related to the project in Carbondale scheduled to open August 2008.

NOTE:

Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED JUNE 30,

	2008	2007	Difference
Occupancy
Physical	88.5%	91.0%	-2.5%
Economic	91.6%	94.9%	-3.3%

NarPAB	$344	$350	($6)
Other income per avail. Bed	$21	$27	($6)
RevPAB	$365	$377	($12)

Operating expense per bed	$179	$169	$10

Operating margin	51.0%	55.3%	-4.3%

Design Beds	73,393	55,713	17,680

NOTE:

Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year in our statement of operations.

EDUCATION REALTY TRUST, INC.
CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — SIX MONTHS ENDED JUNE 30,

	2008		2007	Difference
Occupancy
Physical	90.9%		93.1%	-2.2%
Economic	92.7%		95.4%	-2.7%

NarPAB	$357		$362	($5)
Other income per avail. Bed	$20		$24	($4)
RevPAB	$377		$386	($9)

Operating expense per bed	$175	(1)	$165	$10

Operating margin	53.5	%(1)	57.2%	-3.7%

Design Beds	140,894		111,426	29,468

(1) Operating expense statistics exclude approximately $4 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

NOTE:

Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year in our statement of operations.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — THREE MONTHS ENDED JUNE 30,

	2008	2007	Difference
Occupancy
Physical	92.7%	93.3%	-0.6%
Economic	94.3%	94.8%	-0.5%

NarPAB	$370	$361	$9
Other income per avail. Bed	$21	$20	$1
RevPAB	$391	$381	$10

Operating expense per bed	$183	$169	$14

Operating margin	53.1%	55.6%	-2.5%

Design Beds	52,852	52,854	(2)

NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
SAME APARTMENT COMMUNITY STATISTICS — SIX MONTHS ENDED JUNE 30,

	2008	2007	Difference
Occupancy
Physical	93.7%	94.3%	-0.6%
Economic	94.9%	95.2%	-0.3%

NarPAB	$373	$363	$10
Other income per avail. Bed	$20	$19	$1
RevPAB	$393	$382	$11

Operating expense per bed	$179	$165	$14

Operating margin	54.5%	56.8%	-2.3%

Design Beds	105,706	105,708	(2)

NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in the prior year. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — THREE MONTHS ENDED JUNE 30,

	2008	2007	Difference
Occupancy
Physical	35.2%	47.8%	-12.6%
Economic	99.2%	100.0%	-0.8%

NarPAB	$138	$144	$(6)
Other income per avail. Bed	$112	$162	$(50)
RevPAB	$250	$306	$(56)

Operating expense per bed	$160	$156	$4

Operating margin	35.8%	48.9%	-13.1%

Design Beds	2,859	2,859	—

EDUCATION REALTY TRUST, INC.
UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — SIX MONTHS ENDED JUNE 30,

	2008		2007	Difference
Occupancy
Physical	67.3%		72.7%	-5.4%
Economic	99.4%		100.0%	-0.6%

NarPAB	$354		$329	$25
Other income per avail. Bed	$80		$128	$(48)
RevPAB	$434		$457	$(23)

Operating expense per bed	$162	(1)	$170	$(8)

Operating margin	62.7	%(1)	62.8%	-0.1%

Design Beds	5,718		5,718	—

(1)	Operating expense statistics exclude approximately $90 per bed related to the loss on the sale of land and the parking garage at University Towers. The loss of $512,184 is included in our statements of operations.

EDUCATION REALTY TRUST, INC.
PLACE PORTFOLIO STATISTICS — THREE MONTHS ENDED JUNE 30,

2008
Occupancy
Physical	84.7%
Economic	82.2%

NarPAB	$299
Other income per avail. Bed	$8
RevPAB	$307

Operating expense per bed	$165

Operating margin	46.3%

Design Beds	17,682

EDUCATION REALTY TRUST, INC.
PLACE PORTFOLIO STATISTICS — SIX MONTHS ENDED JUNE 30,

2008
Occupancy
Physical	85.3%
Economic	83.0%

NarPAB	$302
Other income per avail. Bed	$9
RevPAB	$311

Operating expense per bed	162

Operating margin	47.9%

Design Beds	29,470

NOTE:
Operating statistics are for the period February 1, the lease termination date, to the end of the period, June 30, 2008.

EDUCATION REALTY TRUST, INC.
THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ‘000s)

	Three months ended			Six months ended
	June 30, 2008	June 30, 2007	Change	June 30, 2008	June 30, 2007	Change

Third-party development services revenue	$1,221	$1,024	$197	$3,008	$2,067	$941
Equity in earnings of development joint ventures	—	102	(102)	(1)	242	(243)

	$1,221	$1,126	$95	$3,007	$2,309	$698

CURRENT AND RECENTLY COMPLETED PROJECTS

			Project					Fees Earned Six		Fees Paid
			Development	Total Project			Fees Earned	Months Ended	Remaining Fees	Through June
Project	Bed Count	Completion Date	Cost	Fees	EDR % of fees	EDR Project Fees	Prior to 2008	June 30, 2008 (1)	to Earn	30, 2008

University of Michigan, Ann Arbor	896	August 2008, Mar-09	68,154	1,200	100%	1,200	852	170	178	972
Slippery Rock University Phase II	746	August 2008	47,300	1,631	100%	1,631	1,067	504	60	1,067
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479	100%	2,479	1,378	975	126	1,924
Fontainebleu	435	October 2009	7,227	275	100%	275	10	58	207	103
West Chester University of Pennsylvania Phase I	1,197	August 2008	94,498	3,407	100%	3,407	—	497	2,910	1,448
Indiana University of Pennsylvania Phase III	1,084	August 2009	61,904	2,190	100%	2,190	—	140	2,050	821

	5,460		$347,900			$11,182	$3,307	$2,344	$5,531	$6,335

RECENTLY AWARDED PROJECTS

			Estimated	Project
	Estimated Bed		Completion	Development
Project	Count	Estimated Start Date	Date	Cost	Total Project Fees	EDR % of Fees	Total EDR Fees

Colorado State — Pueblo	253	July 2008	August 2009	15,916	734	100%	734

	253			$15,916	$734		$734

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

EDUCATION REALTY TRUST, INC.
CAPITAL STRUCTURE
As of June 30, 2008
(dollars in thousand)
Total Debt to Enterprise Value

Total Debt (1)	$458,914	57.1%
Total Market Equity (2)	345,259	42.9%

Total Enterprise Value	$804,173	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$419,502	5.86%	91.4%	2.28	years
Variable Rate	39,412	4.64%	8.6%	0.51	years

Total / Weighted Average	$458,914	5.76%	100.0%	2.13	years

Mortgage and Construction Debt Maturity

Fiscal Yr Ending
Ending
2008	$1,716	0.4%
2009	285,049	67.2%
2010	931	0.2%
2011	1,035	0.2%
2012	69,896	16.5%
Thereafter	65,587	15.5%

Total	$424,214	100.0%

Unamortized debt premium	1,410

Total, net of debt premium	425,624

12 Months Ended
June 30, 2008(4)
Interest expense (3)	$26,585

Interest coverage	2.18

Fixed charge coverage	1.82

(1)	Excludes unamortized debt premium of $1.4 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $11.65 at June 30, 2008. Excludes 275,000 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount and gross of capitalized interest related to development projects.

(4)	Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.
COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912	Campus Creek	University of Mississippi	Feb ’05	636
The Reserve at Athens	University of Georgia	Jan ’05	612	Pointe West	University of South Carolina	Mar ’05	480
The Reserve at Clemson	Clemson University	Jan ’05	590	College Grove	Middle Tennessee State University	Apr ’05	864
Players Club	Florida State University	Jan ’05	336	Campus Lodge	University of Florida	Jun ’05	1,116
The Gables	Western Kentucky University	Jan ’05	288	The Reserve on South College	Auburn University	Jul ’05	576
College Station	Augusta State University	Jan ’05	203	Players Club	Georgia Southern University	Jun ’06	624
University Towers	North Carolina State University	Jan ’05	953			Sub-Total	18,569
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708	Berkeley Place	Clemson University	Jan ’06	480
The Commons	Florida State University	Jan ’05	732	Clemson Place	Clemson University	Jan ’06	288
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	Cape Place	Southeast MO State University	Jan ’06	360
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Reserve on Martin	University of TN at Martin	Jan ’06	384
The Pointe at Western	Western Michigan University	Jan ’05	876	Murray Place	Murray State	Jan ’06	408
College Station at W. Lafayette	Purdue University	Jan ’05	960	Western Place	Western Kentucky University	Jan ’06	504
Commons on Kinnear	The Ohio State University	Jan ’05	502	Carrolton Place	University of West GA	Jan ’06	336
The Pointe	Pennsylvania State University	Jan ’05	984	Clayton Place	Clayton State University	Jan ’06	854
The Reserve at Columbia	University of Missouri	Jan ’05	676	Jacksonville Place	Jacksonville State University	Jan ’06	504
The Reserve on Frankford	Texas Tech University	Jan ’05	737	Macon Place	Macon State College	Jan ’06	336
The Lofts	University of Central Florida	Jan ’05	730	River Place	University of West GA	Jan ’06	504
The Reserve on West 31st	University of Kansas	Jan ’05	720	Troy Place	Troy University	Jan ’06	408
				Statesboro Place	Georgia Southern University	Jan ’06	528

					Sub-Total Place Portfolio		5,894

					Total owned and operated beds		24,463

EDUCATION REALTY TRUST, INC.
DEFINITIONS
     Physical occupancy
     Represents a weighted average of the month end occupancies for each month included in the period reported.
     Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
     Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
     Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
     Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
     Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
     Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
     Same community
     Includes communities that have been owned for more than a year as of the beginning of the current period being reported.